UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

September 16, 2011

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PHOTOTRON HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

0-50385 (Commission File Number)	84-1588927 (IRS Employer Identification No.)

20259 Ventura Boulevard
Woodland Hills, CA 91364
(Address of Principal Executive Offices and zip code)

(818) 992-0200
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2011, Douglas Braun ceased employment as the President and Chief Executive Officer of the Registrant and Growlife, Inc., the Registrant’s wholly-owned subsidiary, and Brian B. Sagheb, the Registrant’s Chief Financial Officer and Secretary, was appointed as the President and Chief Executive Officer of the Registrant and Growlife, Inc.

Mr. Sagheb has served as a financial and operational executive in Fortune 500 corporations and venture backed start-ups.  Mr. Sagheb has served as the Chief Executive Officer of Phototron, Inc., the Registrant’s wholly-owned subsidiary, since September 2002.  He has also served as the CFO of SolarX – a renewable energy provider.  As an entrepreneur Mr. Sagheb, has purchased and grown several successful businesses.  Mr. Sagheb also owned West Coast Gourmet Distributors, which provides natural and organic products to health food and gourmet retailers.  Before his entrepreneurial business ventures, Mr. Sagheb served as Controller/CFO of Perks.com and was VP/Director of Finance for Oediv.com.  In addition, Mr. Sagheb’s impressive background and experience includes SunAmerica, Thorson & Associates Insurance, Rogers & Cowan and Orion Pictures.

On September 16, 2011, the Registrant and Mr. Braun executed a Termination of Executive Services Agreement and New Consulting Agreement (the “Termination Agreement”), which will be effective on September 24, 2011, pursuant to which the parties will (i) terminate as of September 16, 2011, the Executive Services Agreement entered into on May 17, 2011, between Mr. Braun and the Registrant, (ii) accelerate the vesting of all options granted to Mr. Braun such that such options will be fully-vested, (iii) extend the termination date of all options granted to Mr. Braun to the date immediately prior to the third anniversary of the effective date of the Termination Agreement, (iv) agree to a consulting arrangement whereby Mr. Braun will provide, for a term of six months after the effective date of the Termination Agreement, consulting services in consideration of a fee of $5,000 per month, and (v) mutually release each other from all claims outstanding as of the effective date of the Termination Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Termination of Executive Services Agreement and New Consulting Agreement dated September 16, 2011, between Phototron Holdings, Inc. and Douglas Braun.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phototron Holdings, Inc.

Date: September 22, 2011	By:	/s/ Brian B. Sagheb
Brian B. Sagheb Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Termination of Executive Services Agreement and New Consulting Agreement dated September 16, 2011, between Phototron Holdings, Inc. and Douglas Braun.

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